UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 6, 2010

BANK OF FLORIDA CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-50091	59-3535315
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1185 Immokalee Road, Naples, Florida	34110
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number:    (239) 254-2100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 6, 2010, Bank of Florida Corporation (the “Company”) received an advisory letter from The Nasdaq Stock Market (“Nasdaq”) indicating that the Company is not in compliance with Marketplace Rule 5450(a)(1) (the “Bid Price Rule”) because the closing bid price per share of its common stock has been below $1.00 per share for 30 consecutive business days. The Nasdaq advisory letter was issued in accordance with standard Nasdaq procedures. In accordance with Marketplace Rule 5810(c)(3)(A), the Company has been provided with 180 calendar day grace period, or until July 6, 2010, to regain compliance with the Bid Price Rule.

The advisory letter has no effect on the listing of the Company’s common stock at this time and its common stock will continue to trade on the Nasdaq Global Market under the symbol “BOFL.” A copy of the advisory letter is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2010, the Company realigned the duties and titles of certain of its executive officers. Senior Executive Vice President John B. James will be focusing his efforts solely on Special Assets dispositions.  Executive Vice President and Chief Financial Officer Tracy L. Keegan will also assume the role of Chief Administrative Officer.  In addition to finance, she will also oversee human resources, operations, and information technology.  Executive Vice President John S. Chaperon has been named Chief Credit Policy Officer, a role he previously covered as part of his Risk Management position. Continuing to report to Mr. Chaperon will be Credit Administration, Credit Monitoring, Loan Operations and Loan Review. The Risk Management component of Mr. Chaperon’s previous position will be filled in the interim by the Company’s Internal Auditor and Corporate Compliance Officer.

ITEM 8.01     Other Events.

On January 12, 2010, the Company issued a press release describing the letter from Nasdaq dated January 6, 2010 and the realignment of duties and titles of certain executive officers. A copy of the press release is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01     Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished with this Report:

99.1  Letter from The Nasdaq Stock Market dated January 6, 2010.

99.2  Press Release dated January 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of Florida Corporation
(Registrant)
Date:	January 12, 2010

/s/ Tracy L. Keegan
Tracy L. Keegan
Chief Financial Officer & Executive Vice President